                         UNITED STATES LEATHER, INC.

                               PRESENTATION TO

                                  HOLDERS OF
                             10 1/4% SENIOR NOTES
                                   DUE 2003


                              SEPTEMBER 24, 1997

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                            CONTENTS
                       SEPTEMBER 24, 1997




                            CONTENTS

                 .   DYNAMICS AFFECTING THE LEATHER INDUSTRY

                 .   USL'S CORE BUSINESSES

                 .   RECENT FINANCIAL PERFORMANCE

                 .   ACTIONS TO DATE

                 .   NEXT STEPS

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE
                       SEPTEMBER 24, 1997




              SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain matters discussed in this presentation are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement includes words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation, in both the written and verbal form, are only made as of this date, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                     INDUSTRY DYNAMICS
                       SEPTEMBER 24, 1997




                              INDUSTRY DYNAMICS

[USL LOGO]                   BONDHOLDERS MEETING              INDUSTRY DYNAMICS
                               BUSINESS UPDATE
                             SEPTEMBER 24, 1997

          INDUSTRY DYNAMICS BECOMING MORE DIFFICULT FOR U.S. TANNERS


      HIDE SUPPLY                                      LEATHER DEMAND
- 3 Dominant Suppliers                           - Deflationary Economy
- Restricted Foreign Hides                       - Increasing Demand for Leather Goods
- Freely Traded U.S. Hides in    ENVIRONMENT     - Manufacturers Competing More
  Heavy Worldwide Demand        BECOMING MORE      Aggressively
- Declining Beef Consumption     COMPETITIVE     - Excess Inventory
----------------------------                     - Shorter Time to Market
- INCREASING HIDE COSTS                          - Seeking Longer Price Protection
                                                 ----------------------------------
                                                 - DECLINING PASS-THRU PRICING




FOREIGN _________ \ FOREIGN
PACKERS           / TANNERS
               /              \
              /                \
             /                  \
            /                    __\ MANUFACTURERS _______\ RETAIL
           /                       /                      / MARKETS
          /                     /
         /                     /
   U.S.   _________\    U.S.  /
   MEAT-           /  TANNERS
   PACKERS

[USL LOGO]                   BONDHOLDERS MEETING              INDUSTRY DYNAMICS
                               BUSINESS UPDATE
                             SEPTEMBER 24, 1997


                            VOLATILE HIDE PRICES


                             HEAVY NATIVE STEERS


                                   [GRAPH]

Heavy Native Steers
         Jan       Feb       Mar       Apr       May       Jun      Jul        Aug       Sep       Oct       Nov       Dec
1994   61.12      62.00     67.05     68.63     68.04     70.25    69.83      70.56     77.55     76.56     75.85     76.75

1995   76.70      78.42     80.53     79.67     77.48     71.91    63.95      64.90     64.77     67.52     64.78     62.30

1996   62.20      64.46     66.76     71.61     67.56     65.70    72.41      76.95     79.29     81.76     76.71     75.77

1997   76.59      79.07     80.02     77.56     69.02     62.15    63.86      66.06


[3~[USL LOGO]                   BONDHOLDERS MEETING         INDUSTRY DYNAMICS
                               BUSINESS UPDATE
                             SEPTEMBER 24, 1997

                            WORKING CAPITAL CYCLE

ILLUSTRATIVE EXAMPLE

   Customer                            Hide           Soak        Order     Retain, Color                                Collection
     Order                           Received                    Release       & Finish
        Hide Purchase                         Hide                                           Shipment
          Commitment                         Payment

      |      |      |      |      |      |      |      |      |      |      |      |      |      |     |     |     |     |     |
      --------------------------------------------------------------------------------------------------------------------------
      |      |      |      |      |      |      |      |      |      |      |      |      |      |     |     |     |     |     |
Weeks 0      1      2      3      4      5      6      7      8      9     10      11     12     13    14    15    16    17    18



WORKING CAPITAL
Accts Receivable                        -        -      -                            -            100                           -
Inventory                              60       60     70                           90              -                           -
Accts Payable                         (60)       -      -                            -              -                           -
                                       ---      --     --                           --            ---                          --
   Net Working Capital                  0       60     70                           90            100                           -

PAYMENTS/COLLECTIONS
Cash Flow                               -      (60)   (10)                         (20)                                       100
   Cumulative                           -      (60)   (70)                         (90)           (90)                         10

Borrowings                              -       33     39                           50             85                           -

Net from Operations                     -      (27)   (31)                         (40)            (5)                         10

                                                                              6

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                     CORE BUSINESSES
                       SEPTEMBER 24, 1997



                            USL'S CORE BUSINESSES

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       CORE BUSINESSES
                       SEPTEMBER 24, 1997



                             KEY MARKETS/PRODUCTS

FURNITURE
    .   Full Line (High Fashion, Mid Fashion, Promotional) Upholstery Leathers
    .   Typically Heavily Finished
    .   Hand Rubbed Leathers - a Particular Specialty

AUTOMOTIVE
    .   Cut Sets for Seating and Interiors Manufacturers
    .   Whole Hides for Cut-and-Sew Seat Covering Manufacturers
    .   Whole Hides for Steering Wrap

FOOTWEAR & SPECIALTY LEATHERS
    .   Men's Mid-Fashion, Mid-Priced Hand Sewn Shoe Leather
    .   Waterproof Leathers for Outdoor Footwear
    .   Misc. Full Grain Leather Products (e.g.  Jeans Patches)
    .   Finished Heavy-Weight Splits (e.g.  Suedes for Work Gloves)

[USL LOGO]                      BONDHOLDERS MEETING               CORE BUSINESS
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997

                                  FURNITURE

GROUP SALES HISTORY
-------------------
                                                                    8 MOS.             EST.
   ($ in Millions)           1994         1995         1996         1997 (1)         MARKET         SHARE
                             ----         ----         ----         ----             ------         -----

TOTAL FURNITURE             $129.9       $127.1       $ 99.8       $ 50.1             $ 850            8%
(1) Unaudited


MARKET TRENDS/DYNAMICS
----------------------

*  $850 Million Growing U.S. Market

*  Many Competitors, No One Dominating
      - Lower Cost Foreign Leathers Capturing an Ever-Increasing Share of Promotional Market
      - Lower Price Points As Manufacturers Seek to Expand Further Into Middle Income Households

* Promotional Foothold and Improving Quality Permitting Foreign Competitors to Move Up-Market

*  Domestic Market Continues to Be Soft

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       CORE BUSINESSES
                       SEPTEMBER 24, 1997


                                  FURNITURE

GROUP ISSUES

 . Weak 1995-96 New Product Introductions, Not Well Merchandised
 . Past Quality and Delivery Problems
 . Customer and Vendor Concerns About Financial Condition
 . Dependence on Domestic Hides
 . Short Supply of Technical Talent

ACTIONS TO DATE

 . Strengthened Group Management Team
 . Quality and Delivery Performance Substantially Improved
 . Increased Technical Talent
 . Increased Focus/Funding for New Product Development
 . Downsized Labor Force
 . Rebuilt Sales Force
 . Marked Down and Liquidated Obsolete Inventory
 . Closed Unprofitable German Operation

[USL LOGO]                      BONDHOLDERS MEETING             CORE BUSINESSES
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997

                                  AUTOMOTIVE

GROUP SALES HISTORY
-------------------
                                                                    8 MOS.             EST.
($ IN MILLIONS)              1994         1995         1996         1997 (1)         MARKET         SHARE
                             ----         ----         ----         ----             ------         -----
TOTAL AUTOMOTIVE           $  7.1        $ 9.3        $ 19.4      $  34.4            $ 650             8%
(1) Unaudited

MARKET TRENDS/DYNAMICS

* $1 Billion Worldwide Market Growing an Estimated 5% Annually
   - USL Presently Serving $650 Million U.S. Market

* 3 Major USL Competitors

* Price and Service Driven
  - Annual Price Reductions Expected by Auto Industry

* Auto Companies Certification Requirements Represent a Barrier to Entry

* Long Program Cycles

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       CORE BUSINESSES
                       SEPTEMBER 24, 1997


                                  AUTOMOTIVE

GROUP ISSUES

 . Aggressive Pricing on Existing Contracts

 . Inadequate Manufacturing Information Systems

 . Productivity Remains Below Targeted Levels
    -  Underestimated Difficulty of Start-Up

 . Customer and Vendor Concerns About Financial Condition

 . Dependence on U.S. Hides

 . Insufficient Capacity to Build Future Business


ACTIONS TO DATE

 . Opened Cutting Plant in 1996 and Overcame Difficult Start-up

 . Increased Pricing Through Negotiated Hide Market Adjustments

 . Strengthened Group Management Team

 . Implemented Quality Procedures

 . Bid on and Awarded Profitable New Contracts (Mid-1998 Business)

[USL LOGO]                      BONDHOLDERS MEETING             CORE BUSINESSES
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997


                                  FOOTWEAR/SPECIALTY

GROUP SALES HISTORY
-------------------
                                                                             8 MOS.             EST.
($ In Millions)                       1994         1995         1996         1997 (1)         MARKET         SHARE
                                      ----         ----         ----         ----             ------         -----
Total Footwear & Specialty           $ 209.1      $ 191.7      $ 181.0      $ 133.8          $ 1,000          20%
(1) Unaudited

MARKET TRENDS/DYNAMICS

* $2.5 Billion Worldwide Footwear Market
   - USL Serves Upper 40%

* 4 Major USL Competitors

* Growth of Outlets and Low-Price Retailers Keeping Strong Downward Pressure on Pricing

* Increasing JIT Requirements, Competition From Foreign Tanneries Causing Major U.S. Tanners to Invest Offshore Where Most Shoes Are Made

* Shoe Manufacturing Industry Continuing to Consolidate to a Few Big Players Who Play Tanneries Against One Another

* Customers Shifting to Marketing and Distribution Orientation, Contracting Out Substantial Parts of Manufacturing
   - Requires Selling to Multiple Decision Makers

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       CORE BUSINESSES
                       SEPTEMBER 24, 1997


                              FOOTWEAR/SPECIALTY

GROUP ISSUES

 . Past Quality and Delivery Problems

 . Soft Footwear Market and Weakened Competitive Position

 . Customer and Vendor Concerns About Financial Condition

 . Inadequate Product Development

 . Sales Coverage Requires Strengthening


ACTIONS TO DATE

 . Strengthened Group Management Team

 . Quality and Delivery Performance Improved

 . Eliminating Non-Core Businesses

 . Marked Down and Liquidated Obsolete Inventory

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       FINANCIALS
                       SEPTEMBER 24, 1997







                         RECENT FINANCIAL PERFORMANCE

[USL LOGO]                      BONDHOLDERS MEETING                   FINANCIALS
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997



                                                      1997 FINANCIAL RESULTS

                                                                           PRELIMINARY/UNAUDITED
                                                                           ----------------------
                                        1ST QTR          2ND QTR         JULY/AUG          8 MOS.
($ IN Millions)                          1997             1997             1997             1997
                                        ------           ------          --------          ------
SALES:
FOOTWEAR & SPECIALTY                    47.7             58.1             28.0            133.8
FURNITURE                               20.7             19.4             10.0             50.1
AUTOMOTIVE                              15.0             11.3              8.1             34.4
                                       ------           ------          --------          ------
  TOTAL                                 83.4             88.8             46.1            218.3

GROSS PROFIT(1)                          3.8              6.9              1.5             12.3
GROSS MARGIN                             4.6%             7.8%             3.3%             5.6%

FIFO EBITDA (1)                         (0.4)             3.1             (1.1)             1.5
(1) Excludes Non-Recurring
    Changes


                     3RD QUARTER VERSUS 2ND QUARTER 1997
                     -----------------------------------

                * SHUTDOWN, MARKET SOFTNESS DECREASE VOLUME 20%
                * VOLUME DECLINE MASKS BENEFITS OF ...

                   - LOWER HIDE PRICES
                   - IMPROVING AUTOMOTIVE PERFORMANCE

[USL LOGO]                      BONDHOLDERS MEETING                   FINANCIALS
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997



                   CURRENT QUARTER IMPACTED BY SOFT MARKETS

                        PRELIMINARY/UNAUDITED
                        ---------------------
($ In Millions)          JULY-AUG          JULY-AUG
                          1997              1996          CHANGE         V%
                        --------          --------        ------      --------
PRODUCTION/SHIPPING
 WEEKS                     7.3                8            (0.7)         (9)%

SALES:
  FOOTWEAR & SPECIALTY  $ 28.0            $ 30.8          $(2.8)         (9)
  FURNITURE               10.0              14.7           (4.7)        (32)
  AUTOMOTIVE               8.1               4.4            3.7          84
                        --------          --------        ------      --------
      TOTAL SALES         46.1              49.9           (3.8)         (8)

GROSS PROFIT (1)           1.5               5.8           (4.3)        (74)
GROSS MARGIN               3.3%             11.6%          (8.3)%

FIFO EBITDA(1)            (1.1)              3.1           (4.2)         UNF

(1) Excludes Non-Recurring Charges


* Market Softness Prompted Extension of Planned Shutdowns

* Automotive Growth and Mix Unfavorably Impacting Margins

* Accounting Changes Regarding Excess and Off-Spec Inventories
    Created Unfavorable Variance

* Hide Prices Still Unfavorable Compared to 1996

[USL LOGO]                      BONDHOLDERS MEETING                   FINANCIALS
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997



            BANKS REMAIN SUPPORTIVE AND LIQUIDITY REMAINS ADEQUATE


($ IN MILLIONS)          MARCH          APRIL          MAY          JUNE          JULY           AUGUST          SEPT.23
                         -----          -----          ---          ----          ----           ------          -------
REVOLVER BALANCE       $ 60.8          $  55.9        $ 54.8       $ 49.4        $44.7          $ 46.8          $  45.3

AVAILABILITY           $  4.0          $   8.0        $  7.2       $  7.9        $ 4.3          $  5.8          $   6.1

(Period Ending Balances)

       BANKS HAVE AGREED TO WAIVE/AMEND UNFAVORABLE EBITDA PERFORMANCE
                                                                             18

[USL LOGO]                      BONDHOLDERS MEETING                   FINANCIALS
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997



                         1994 - 1997 BRIDGE ANALYSIS

($ IN MILLIONS)                                                                              FIFO
                                                                 SALES                      EBITDA
                                                                -------                    --------
1994 ACTUAL                                                      $371.6                      $44.0

     STRUCTURAL VARIANCES
     --------------------
     Acquisition of A.R. Clarke, LTD
     Discounted Operations
     Auto Cut-to-Pattern Start-Up


     OPERATING VARIANCES
     -------------------
     Finished Leather Volume
     Other Volume
        (Drop Splits, Contract, Scrap, Etc.)
     Price/Mix
     Hide Costs
     Inflations
     SG&A Expenses


                                                                -------                    --------
          TOTAL VARIANCES                                        (41.6)                     (41.7)


AUGUST '97 YTD ANNUALIZED                                       $330.0                       $2.3



[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       ACTIONS TO DATE
                       SEPTEMBER 24, 1997









                               ACTIONS TO DATE

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       ACTIONS TO DATE
                       SEPTEMBER 24, 1997


TURNAROUND EFFORTS TO DATE LARGELY AIMED AT FIXING THE FUNDAMENTALS

       MAXIMIZING VALUE OF UNDERUTILIZED ASSETS
       . Caldwell Moser, Berlin Operations For Sale

       FOCUSED ON CORE BUSINESSES - FOOTWEAR, FURNITURE, AUTO
       . Non-Core or Unprofitable Units Sold or Closed
           - Hydrolysis, Collagen, USL Trading, German Operations Divested

       IMPROVED MANAGEMENT SYSTEMS AND PROCESSES
       . Increased Emphasis on Enterprise Wide MRP Implementation
       . Strengthened Financial Planning and Analysis
       . Established MBO's for Key Management and Company-Wide Employee Reviews . Introduced Market Driven Planning Process

       RENEWED FOCUS ON QUALITY AND DELIVERY PERFORMANCE
       . Rejects, Returns, Rework Lower - Have Returned to Industry Norms . Delivery Lead Times Improving

       RESTRUCTURED BANKING ARRANGEMENTS TO MEET COMPANY'S NEEDS

       IMPLEMENTED MEASURES TO MORE EFFECTIVELY MANAGE WORKING CAPITAL . Inventory Turns Improved 25%

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       NEXT STEPS
                       SEPTEMBER 24, 1997




                                  NEXT STEPS

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       NEXT STEPS
                       SEPTEMBER 24, 1997


    WE INTEND TO RETURN TO PROMINENCE IN ALL THREE BUSINESSES
  SUPPORTED BY AN EFFECTIVE, EFFICIENT CORPORATE INFRASTRUCTURE


FURNITURE:  $100 Million Business
            Focus on Mid-Fashion, but With Strength in All Segments Innovation and Merchandising Oriented

AUTOMOTIVE: $150 Million Business
            Predominantly Cut Sets;  Also Strong OEM Whole-Hide
            World Class, Worldwide Supplier

FOOTWEAR:   $200 Million Business
            Regain Global Leadership in Quality, Service and Product Innovation

CORPORATE:  Cost Effective
            Support Company-Wide Needs in Finance, Information Systems, Human
              Resources, Purchasing, Regulatory Compliance, Quality Improvement

[USL LOGO]                      BONDHOLDERS MEETING                   NEXT STEPS
                                 BUSINESS UPDATE
                                SEPTEMBER 24, 1997


      OPPORTUNITES EXIST TO COMPLETE TURNAROUND AND INVEST IN THE FUTURE



            TACTICAL                              STRATEGIC


* INVEST IN PRODUCTIVITY RELATED       * REGAIN NEW PRODUCT DEVELOPMENT
  INVESTMENTS                            LEADERSHIP

* ENHANCE INFORMATION SYSTEMS

* STRENGTHEN TECHNICAL CAPABILITIES    * EXPAND AUTOMOTIVE BUSINESS
  FURTHER                                  * CAPACITY IN THE RIGHT LOCATIONS
                                           * INTERNATIONAL MARKET PENETRATION

* EXPAND MARKETING AND INCREASE
  SALES COVERAGE                       * CREATE INTERNATIONAL MANUFACTURING
                                         ALLIANCES
* UPGRADE AND CONSOLIDATE FUNCTIONAL
  SUPPORT

* IMPLEMENT HUMAN RESOURCE
  INITIATIVES

* CONTINUE IMPROVING PLANNING, ANALYSIS
  AND FORECASTING SUPPORT

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       CONCLUSIONS
                       SEPTEMBER 24, 1997







                                 CONCLUSIONS

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       CONCLUSIONS
                       SEPTEMBER 24, 1997


MANAGEMENT AND THE BOARD OF DIRECTORS HAVE CONCLUDED THAT A
          FINANCIAL RESTRUCTURING IS NECESSARY


          THIS WILL ...
            - Relieve Current Cash Drain
            - Lower Cost of Senior Bank Financing
            - Improve Cost Structure

          AND WILL ALLOW THE COMPANY TO ...
            - Improve and Accelerate Turnaround Efforts
            - Rebuild Product Leadership
            - Exploit Strategic Opportunities

[USL LOGO]             BONDHOLDERS MEETING
                         BUSINESS UPDATE                       CONCLUSIONS
                       SEPTEMBER 24, 1997


                   FINANCIAL RESTRUCTURING TIMELINE

September 24         Non-Restricted Bondholder Meeting in Milwaukee

September/October    Formation of Restricted Bondholder Committee

November 3           Company Presentation of Business Plans - Restricted Meeting

November             Restricted Bondholder Committee Due Diligence

December/January     Restructuring Negotiations

January 15           Agreement in Principle

March 16             Consummation of Restructuring